UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2019

CTS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Indiana	1-4639	35-0225010
(State or other jurisdiction of incorporation)	(Commission File Number)	(1.R.S. Employer Identification No)

4925 Indiana Avenue
Lisle, IL	60532
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (630) 577-8800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. l 4d2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	CTS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On July 25, 2019, CTS Corporation (the "Registrant") issued a press release providing certain results for the quarter ended June 30, 2019, as more fully described in the press release. A copy of the press release is attached hereto as Exhibit 99.l and is incorporated by reference herein.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.l hereto, is being "furnished" to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act" ) or otherwise subject to the liabilities of that section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing made by the Registrant under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release dated July 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on  its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2019		CTS CORPORATION

	By:	/s/ William M. Cahill
William M. Cahill
Chief Accounting Officer
(Principal Accounting Officer)